RMB Loan Contract

China Construction Bank

Hei Longjiang Branch

Contract Number:2006007

Loan Type: Short-term Loan of Industrial Circulating Funds

Borrower (Party A): Hei Longjiang Fei He Dairy Co., Ltd.

Address: No. 1, Qing Xiang Street, Kedong Town

Postal code:164800

Juristic Person (Principal): Leng Youbin

Telephone: 0452-4312257

Fax:0452-4312293

Loaner (Party B): Qi Qihaer Branch of China Construction Bank Co., Ltd.

Address: No.126, Yong An Street, Longsha District

Postal code: 161005

Principal: Nie Chuanling

Telephone: 2462688

Fax: 2462652


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Borrower (hereafter Party A for short): Hei Longjiang Fei He Dairy Co., Ltd.

Loaner (hereafter Party B for short)): Qi Qihaer Branch of China Construction Bank Co., Ltd.

      Party A applies for loans from Party B and Party B agrees. According to laws and regulations, Party A and Party B have agreed on this contract after negotiation for further observation.

      Item One Amount of Loans

      Party A obtains a loan of 15 million RMB from Party B.

      Item Two Purpose of Loans

      Party A will use the loans as circulating funds for production.

      Item Three Loan Period

      According to this contract, the loan period is three months; that is, from May 30th , 2006 to August 29th, 2006.

      If the loan period in this contract does not conform to that in the loan receipts, the dates for the first loan in the loan receipt are to be the reference. The loan receipts are to be part of this contract. They have the same lawful effect as this contract.

      Item Four The Loan Interest Rate, Penalty Interest, Interest Accrual and Interest Settlement

      Loan Interest Rate

      I. The loan interest rate of this contract is monthly rate , and the rate is the _first_ _of the following terms:

            i. Capital Rate, that is 5.4ie. And the rate holds the line before the release of the first loan.

            ii. Floating Rate, that is ____ percent ( up/down) of Basis Rate. The floating rate will be adjusted every _____ months from the first day of loan period.


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      II.   Penalty Interest

            i.    The Penalty Interest Rate of this contract is monthly rate

            ii After the signing of this contract and before the release of the first loan, if it happens that the Hei Longjiang Fei He Dairy Co., Ltd. Use the loan in other ways not according to the contract, the Penalty Interest Rate should be the __first _of the following terms:

                  a. Capital Rate, that is 10.8%.

                  b. Floating Rate, that is _______ percent (up/down) of Basis Rate. The floating rate will be adjusted every ______ months from the first day of loan period.

      iii. After the signing of this contract and before the release of the first loan, if it happens that the Hei Longjiang Fei He Dairy Co., Ltd. exceed the time limit, the Penalty Interest Rate should be the _first_ _of the following terms:

                  a. Capital Rate, that is 8.1%

                  b. Floating Rate, that is _______ percent (up/down) of Basis Rate. The floating rate will be adjusted every _______ months from the first day of loan period.

      III. The adjustment of interest rates and the methods of interest accrual are conducted according to the regulations of People's Bank of China. During the period of this contract, if People's Bank of China adjusts some of its regulations which are subjected to the loans in this contract, Party B can conduct according to the adjusted regulations of People's Bank of China without notifying Party A.

      IV. The loan interest will be calculated from the day that the loan transfer to the Hei Longjiang Fei He Dairy Co., Ltd.. The loan interest of this contract is daily rate.


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      V.    The loan interest is counted from the day the loans are transferred to the account of Party A. The interest accrual of the loans in this contract is counted daily. The interest is settled in__month __ (month/quarter). The day for interest settlement is the 20th of every __month __(month/the last month in the quarter). The daily interest rate is one thirtieth of the monthly interest..

            Item Five Release and Distribution of Loans

                  I.    Pre-conditions for Releasing Loans

      i. Unless Party B wholly or party abandons its rights, Party B has the obligation to release loans only under the following pre-conditions:

            (i) Party A has completed all relevant authorizations, registrations, payments and other lawful procedures concerning the loans in this contract according to the laws and regulations;

            (ii) The guarantee contract or other guarantee methods are effective according to the demand of Party B;

            (iii) Party A has not contravened to the items in this contract;

            (iv)  Pre-conditions for other loan release agreed by both parties:

----------

      ii. Party B will release the loans three work days after Party A fulfills the above-mentioned pre-conditions.

                  II.   The Purpose of Loans

            i.    ___date___month____year, sum ____;

            ii.   ___date___month____year, sum ____;

            iii.  ___date___month____year, sum ____;

            iv.   ___date___month____year, sum ____;

            v.    ___date___month____year, sum ____;

            vi.   ___date___month____year, sum ____;

            Item  Six Repayment

            I.    Principles of Repayment


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            i.    As for un-repaid loans overdue over 90 days, un-repaid loans with overdue interest over 90 days, loans overdue for less than 90 days except that Party A has stopped production or the project involving the loans, and loans stipulated by laws and regulations, Party A should repay the principal first and then the interest;

            ii. As for loans different from those stated in i, Party A should repay the interest first and then the principal. The interest should be wholly repaid with the complete repayment of principal.

            II.   Payment of interest

Party A will pay the due interest to Party B on the day of interest settlement. The first day of paying interest is the first day of interest settlement after the release of loans. The interest and the principal are to be repaid at the last repayment.

            III.  Plan for Repaying the Principal

            Party A should repay the principal according to the following plans:

                  i.    ___date___month____year, sum ____;

                  ii.   ___date___month____year, sum ____;

                  iii.  ___date___month____year, sum ____;

                  iv.   ___date___month____year, sum ____;

                  v.    ___date___month____year, sum ____;

                  vi.   ___date___month____year, sum ____;

            IV.   Methods of Repayment

Before the day of repayment fixed in the contract, Party A should store enough funds to repay the sum of that period and transfer the money to the account opened up by Party B; or Party A can transfer money from other accounts on the day of repayment. If Party A fails to repay on time, Party B has the right to take the same sum from the account of Party A at China Construction Bank.

            V.    Repayment in Advance

                  i. If Party A repays the interest in advance, he only has to inform Party B;

                  ii. If Party A repays the principal in advance, he is to apply in written form to Party B _thirty__work days in advance. If Party B agrees, Party A can repay part of or the whole principal in advance;


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                        If Party A repays in advance, the interest is counted
                        according to the actual days of loans and the interest rate regulated in Item Four of this contract.

                        If Party A repays in advance and agrees to pay Party B the compensation, the compensation is _point one__percent of the principal plus the number of days in advance.

                        If Party A pays in installment and pays in advance part of the principal, Party A is to repay in the adverse order of the repayment plan. After the repayment in advance, the un-repaid loans are to be done according to the loan interest rate of this contract.

                        Item Seven Guarantee of Loans

                        If the loans are guaranteed, there are the following second ways of guarantee:

                  I.    Guarantee;
                  II.   Mortgage;
                  III.  Pledge;
                  IV.   Standby letter of credit;
                  V.    Credit insurance;
                  VI.   Other types:_____

                  Item Eight Party A's Rights and Obligations

                  I.    Party A's Rights

                  i. Party A has the right to demand Party B to release the loans according to the contract;

                  ii. Party A has the right to utilize the loans according to the contract;

                  iii. Party A has the right to apply for an exhibition period of loans from Party B under the agreed conditions of Party B;

                  iv. Party A has the right to demand Party B to classify the financial documents and commercial classified information concerning production and management that Party A provides, except those stipulated by laws and regulations.


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                  II.   Party A's Obligations

                        i. Party A is to provide documents about financial affairs and conditions of production and management according to Party B's requirement, including, but not exclusively, the chart of assets liabilities of the last quarter and the profit and loss by the end of the last quarter (income and expenditure chart for enterprises), which are provided to Party B within twenty work days in the first month of every quarter. Party A is also to provide the chart of cash circulation of the year at the end of the year, and to be responsible for the authenticity, integrity and validity of the documents;

                        ii. Party A is to utilize the loans according to the contract without any supplanting or embezzlement of the loans;

                        iii. Party A is to cooperate actively with and accept self-consciously Party B's examination and supervision of its production, management, financial activities, and the application of loans in the contract;

                        iv. Party A is to repay the principal and interest on time according to the contract;

                        v. Before completely repaying the principal and interest of the loans from Party B, Party A and its investors are not to remove the loans or transfer assets in order to avoid the liabilities to Party B;

                        vi. Party A is not to guarantee for the third party with the assets formed by the loans in this contract without first obtaining the consent of Part B;

                        vii. During the period of this contract, Party A is to notify Party B in written form to obtains the authorization if Party A intends to guarantee for others' liabilities which may affect its repaying capability in this contract;

                        viii. Party A is to provide Party B with authorized ways
                              of guarantee in time if the guarantor of this contract partly or completely loses its capability of guarantee for the loans due to production closedown, out of business, registration logout, license revocation, bankruptcy, discharge or losses in operation, or the reduction of values, accidental destruction and losses of mortgages and pledges guaranteed for the loans in the contract;


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                        ix.   During the period of the contract, Party A is to
                              inform Party B in time if Party A changes its name, the juristic person (principal), address, business scope or registered assets;

                        x. During the period of the contract, Party A is to inform Party B in written form ninety days in advance for authorization if Party A has contracts, lease, changes in the joint-stock system, pools, incorporation, annexation, abruption, joint venture, application for shutout coordination, for disbandment and for bankruptcy, which may affect the realization of the creditor's rights. Party A is also to fulfill the repayment and guarantee of the loans in the contract;

                        xi. During the period of this contract, Party A is to inform Party B in written form immediately if Party A has production shutdown, out of business, registration logout, license revocation, if the juristic person or principal breaks the law, if it is involved in significant lawsuits, if severe difficulties occur in production and management, and if the financial status deteriorates, which may cause adverse effects to the obligation of repayment in the contract. Party A is also to fulfill the repayment and guarantee of the loans in the contract;

                        xii. Party A is to undertake the expenditures of lawyers, insurance, evaluation, registration, safekeeping, authentication, notarization and so on related to the guarantee in the contract and items of the contract.

                        Item Nine Party B's Rights and Obligations

                        I.    Party B's Rights

                        i. Party B has the right to know Party A's activities of production, management and financial affairs, and to demand Party A to provide documents about planned statistics, financial accountant charts and so on;

                        ii. Party B has the right to deduct any funds of Party A's account at China Construction Bank as for any repayment that Party A should give to Party B in this contract.


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                        II.   Party B's Obligations

                        i. Party B is to release the loans on time according to the contract, except for delays on Party A's side;

                        ii. Party B is to classify the financial documents and commercial classified information concerning production and management that Party A provides, except those stipulated by laws and regulations.

                        Item Ten Responsibilities for Breach of Faith

                        I.    Instances of Breach of Faith

                        i.    Party A's Breach of Faith

                        (i). Party A fails to provide authentic, integrate and valid documents about financial affairs, production and management and so on according to Party B's requirement;

                        (ii). Party A fails to utilize the loans according to the agreement;

                        (iii). Party A fails to repay the principal and interest on time;

                        (iv). Party A refuses or interrupts with Party B's examination and supervision on the application of the loans;

                        (v). Party A transfers the assets and removes the loans to avoid the liabilities;

                        (vi). Party A fails to repay the liabilities on time due to the deteriorating business and financial status, or is or is to be involved in significant lawsuits, arbitration or other legal entanglements, which, according to Party B, may have affected the rights of Party B in this contract;

                        (vii). Party A's liabilities may have affected the fulfillment of its obligations to Party B in the contract;

                        (viii). Party A fails to fulfill other due liabilities to the Construction Bank;


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                        (ix). During the period of the contract, Party A carries
                        out changes in business methods or mechanism like contracts, lease, incorporation, annexation, joint venture, abruption, pool and changes in the joint-stock system, which, according to Party B, may have affected or damaged its rights in the contract;

                        (x). Other instances which, according to Party B, may affect the realization of the creditor's rights;

                        (xi). Party A violates other obligations in the contract.

                        ii. If the following cases occur to the guarantor and Party A fails to provide a new guarantee required by Party B, then Party A violates the contract:

                        (i) The guarantor has contracts, lease, incorporation, annexation, joint venture, abruption, pool and changes in the joint-stock system, bankruptcy, discharge and so on, which may affect the guarantor's responsibility for guarantee.

                        (ii) The guarantor provides guarantee beyond its capability to the third party;

                        (iii) The guarantor loses or may lose its guarantee
                              ability;

                        (iv) Other instances of breach on the guarantors for the guarantee of the contract.

                        iii. If the following cases occur to the mortgager and Party A fails to provide a new guarantee required by Party B, then Party A violates the contract:

                        (i). The mortgager fails to transact insurances for mortgaged property according to the requirement of Party B, or fails to dispose insurance compensation after the insured accidents according to the mortgage contract;

                        (ii). The mortgager fails to dispose insurance compensation according to the mortgage contract for the damage, losses and reduction of values of mortgaged property due to the conducts of the third party;

                        (iii). The mortgager donates, transfers, rents, mortgages repeatedly, relocates or disposes the mortgaged property in other ways without obtaining written authorizations from Party B;


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                        (iv). The mortgager fails to dispose the funds from
                        transacting mortgaged property according to the mortgage contract after obtaining Party B's consent;

                        (v). The damage, losses and reduction of values of mortgaged property may affect the repayment of liabilities in this contract, but the mortgager fails to restore the value of mortgaged property in time or to provide other guarantees authorized by Party B;

                        (vi). Other instances of breach on the mortgagers in the mortgage contract.

                        iv. If the following cases occur to the pledgor and Party A fails to provide a new guarantee required by Party B, then Party A violates the contract:

                        (i). The pledgor fails to transact insurances for pledged property according to the requirement of Party B, or fails to dispose insurance compensation after the insured accidents according to the pledge contract;

                        (ii). The pledgor fails to dispose damage compensation according to the pledge contract for the damage, losses and reduction of values of pledged property due to the conducts of the third party; (iii). The pledgor fails to dispose the funds from transacting pledged property according to the pledge contract after obtaining Party B's consent;

                        (iv). The damage, losses and reduction of values of pledged property may affect the repayment of liabilities in this contract, but the pledgor fails to restore the value of pledged property in time or to provide other guarantees authorized by Party B;

                        (v). Other instances of breach on the pledgors in the pledge contract.


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                        iv. If the guarantee contract or other ways of guarantee
                        are ineffective, invalid or discharged, or if the guarantor partly or wholly loses the guarantee capability or refuses to fulfill the obligation to guarantee, and if Party A fails to provide a new guarantee according to the requirement of Party B, then Party A violates the contract.

                        II.   Responding Methods to Breach of Faith

                        If the instances of breach of faith from i to iv occur, Party B has the right to conduct one or several of the following privileges:

                        i. Stop the release of loans; announce that the loans are about to mature, and demand Party A to repay immediately all the principal, interest and expenses in the contract.

                        ii. Take liquidated damages from Party A for 0.05 percent of the principal.

                        iii. If Party A fails to utilize the loans according to the contract, take interest of the embezzled money according to the regulations of People's Bank of China.

                        iv. Before the period of the loans, take compound interest of the un-repaid interest in time according to the prescribed methods of interest rate and interest settlement in Item Four of the contract.

                        v. As for past due loans, take interest and compound interest of the un-repaid principal and interest from Party A (including part of or the whole overdue principal and interest declared by Party
                              B), according to the prescribed methods of interest settlement of overdue interest rate at People's Bank of China and in this contract. The overdue loans are those which Party A fails to repay on time or which Party A fails to repay according to the repayment plan in this contract.

                        vi. Deduct any funds of Party A's account at China Construction Bank.

                        vii. Demand Party A to provide a new guarantee for all the liabilities in the contract according to the requirement of Party B.


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                        viii. Fulfill the right to guarantee.

                        ix.   Annul the contract.

                        Item Eleven Other Agreements

                        I. The creditor's rights according to this contract is assured by CCB2006007The Contract of Mortgage Ceiling_;

                        II.   _____________;

                        III.  _____________;

                        IV.   _____________;

                        Item Twelve Settlement of Disputes in the Contract

                        Disputes in the fulfillment of the contract can be settled through negotiation. If negotiation fails, the following first method can be applied:

                        I.    Implead at Party B's local people's court.

                        II. Appeal to the ____Arbitration Committee (the place for arbitration is ___). Arbitrate according to valid arbitrating regulations at the application for arbitration. The result of arbitration is final and has sanctions on both parties.

                        During the period of lawsuit or arbitration, undisputed items in the contract are to be fulfilled.

                        Item Thirteen Contract to Take Effect

This contract is to be signed by the juristic person (principal) or authorized agency and sealed with cachets (if Party A is the natural person, he only needs to sign it). It is also to be signed by the principal or authorized agency for Party B, and sealed with cachets;

                        Item Eighteen There are five copies of this contract.

      Item Nineteen Declared Clauses


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I.    Party A should be familiar with the business and authorization scopes of
      Party B;

II. Party A has read all the items of the contract and paid special attention to the items in bold letters in the contract. According to the requirement of Party A, Party B has made elaborations on some items in the contract. Party A should be familiar with the meaning of the items of the contract and the legal consequences.


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

                                RMB Loan Contract

China Construction Bank

Hei Longjiang Branch

Contract Number:200610

Loan Type: Short-term Loan of Circulating Funds

Borrower (Party A): Hei Longjiang Fei He Dairy Co., Ltd.

Address: No. 1, Qing Xiang Street, Kedong Town

Postal code:164800

Juristic Person (Principal): Leng Youbin

Telephone: 0452-4312257

Fax:0452-4312293

Loaner (Party B): Qi Qihaer Branch of China Construction Bank Co., Ltd.

Address: No. 126, Yong An Street, Longsha District

Postal code: 161005

Principal: Nie Chuanling

Telephone: 2462416

Fax: 2462652

Borrower (hereafter Party A for short): Hei Longjiang Fei He Dairy Co., Ltd.

Loaner (hereafter Party B for short)): Qi Qihaer Branch of China Construction Bank Co., Ltd.

      Party A applies for loans from Party B and Party B agrees. According to laws and regulations, Party A and Party B have agreed on this contract after negotiation for further observation.

      Item One Amount of Loans

      Party A obtains a loan of 25 million RMB from Party B.

      Item Two Purpose of Loans

      Party A will use the loans as revolving circulating funds

      Item Three Loan Period

      According to this contract, the loan period is one year; that is, from July 5th, 2006 to July 5th, 2007.

      If the loan period in this contract does not conform to that in the loan receipts, the dates for the first loan in the loan receipt are to be the reference. The loan receipts are to be part of this contract. They have the same lawful effect as this contract.

      Item Four The Loan Interest Rate, Penalty Interest, Interest Accrual and Interest Settlement

      Loan Interest Rate

      I. The loan interest rate of this contract is monthly rate, and the rate is the _first_ _of the following terms:

            i. Capital Rate, that is 5.3625%. And the rate holds the line before the release of the first loan.

            ii. Floating Rate, that is percent (up/down) of Basis Rate. The floating rate will be adjusted every months from the first day of loan period.


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

      II.   Penalty Interest

      i The Penalty Interest Rate of this contract is monthly rate.

      ii After the signing of this contract and before the release of the first loan, if it happens that the Hei Longjiang Fei He Dairy Co., Ltd. Use the loan in other ways not according to the contract, the Penalty Interest Rate should be the _first_ _of the following terms:

      a. Capital Rate, that is 10.725ie.

      b. Floating Rate, that is percent (up/down) of Basis Rate. The floating rate will be adjusted every months from the first day of loan period.

      iii. After the signing of this contract and before the release of the first loan, if it happens that the Hei Longjiang Fei He Dairy Co., Ltd. exceed the time limit, the Penalty Interest Rate should be the _first _ _of the following terms:

      a. Capital Rate, that is 8.0438 ie.

      b. Floating Rate, that is ___ percent (up/down) of Basis Rate. The floating rate will be adjusted every __ months from the first day of loan period.

      III. The adjustment of interest rates and the methods of interest accrual are conducted according to the regulations of People's Bank of China. During the period of this contract, if People's Bank of China adjusts some of its regulations which are subjected to the loans in this contract, Party B can conduct according to the adjusted regulations of People's Bank of China without notifying Party A.


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

      IV. The loan interest will be calculated from the day that the loan transfer to the Hei Longjiang Fei He Dairy Co., Ltd.. The loan interest of this contract is daily rate.

      V. The loan interest is counted from the day the loans are transferred to the account of Party A. The interest accrual of the loans in this contract is counted daily. The interest is settled in__month __ (month/quarter). The day for interest settlement is the 20th of every __month __(month/the last month in the quarter). The daily interest rate is one thirtieth of the monthly interest..

            Item Five Release and Distribution of Loans

                  I.    Pre-conditions for Releasing Loans

            i. Unless Party B wholly or party abandons its rights, Party B has the obligation to release loans only under the following pre-conditions:

                  (i) Party A has completed all relevant authorizations, registrations, payments and other lawful procedures concerning the loans in this contract according to the laws and regulations;

                  (ii) The guarantee contract or other guarantee methods are effective according to the demand of Party B;

                  (iii) Party A has not contravened to the items in this
                        contract;

                  (iv) Pre-conditions for other loan release agreed by both parties: __________________________________________

            ii. Party B will release the loans three work days after Party A fulfills the above-mentioned pre-conditions.

                  II.   The Purpose of Loans

                  i.    ___date___month____year, sum ____;

                  ii.   ___date___month____year, sum ____;

                  iii.  ___date___month____year, sum ____;

                  iv.   ___date___month____year, sum ____;

                  v.    ___date___month____year, sum ____;

                  vi.   ___date___month____year, sum ____;

                  Item Six Repayment                                       4

            I.    Principles of Repayment

                  i. As for un-repaid loans overdue over 90 days, un-repaid loans with overdue interest over 90 days, loans overdue for less than 90 days except that Party A has stopped production or the project involving the loans, and loans stipulated by laws and regulations, Party A should repay the principal first and then the interest;

                  ii. As for loans different from those stated in i, Party A should repay the interest first and then the principal. The interest should be wholly repaid with the complete repayment of principal.

            II.   Payment of interest

Party A will pay the due interest to Party B on the day of interest settlement. The first day of paying interest is the first day of interest settlement after the release of loans. The interest and the principal are to be repaid at the last repayment.

                  III.  Plan for Repaying the Principal

                  Party A should repay the principal according to the following plans:

                  i.    ___date___month____year, sum ____;

                  ii.   ___date___month____year, sum ____;

                  iii.  ___date___month____year, sum ____;

                  iv.   ___date___month____year, sum ____;

                  v.    ___date___month____year, sum ____;

                  vi.   ___date___month____year, sum ____;

            IV.   Methods of Repayment

Before the day of repayment fixed in the contract, Party A should store enough funds to repay the sum of that period and transfer the money to the account opened up by Party B; or Party A can transfer money from other accounts on the day of repayment. If Party A fails to repay on time, Party B has the right to take the same sum from the account of Party A at China Construction Bank.

            V.    Repayment in Advance

                  i. If Party A repays the interest in advance, he only has to inform Party B;

                  ii. If Party A repays the principal in advance, he is to apply in written form to Party B _thirty_work days in advance. If Party B agrees, Party A can repay part of or the whole principal in advance;


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

                        If Party A repays in advance, the interest is counted according to the actual days of loans and the interest rate regulated in Item Four of this contract.

                        If Party A repays in advance and agrees to pay Party B the compensation, the compensation is _point one__percent of the principal plus the number of days in advance.

                        If Party A pays in installment and pays in advance part of the principal, Party A is to repay in the adverse order of the repayment plan. After the repayment in advance, the un-repaid loans are to be done according to the loan interest rate of this contract.

                        Item Seven Guarantee of Loans

                        If the loans are guaranteed, there are the following second ways of guarantee:

                  I.    Guarantee;

                  II.   Mortgage;

                  III.  Pledge;

                  IV.   Standby letter of credit;

                  V.    Credit insurance;

                  VI.   Other types:_____

                  Item Eight Party A's Rights and Obligations

                  I.    Party A's Rights

                  i. Party A has the right to demand Party B to release the loans according to the contract;

                  ii. Party A has the right to utilize the loans according to the contract;

                  iii. Party A has the right to apply for an exhibition period of loans from Party B under the agreed conditions of Party B;

                  iv. Party A has the right to demand Party B to classify the financial documents and commercial classified information concerning production and management that Party A provides, except those stipulated by laws and regulations.


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            II.   Party A's Obligations

                  i. Party A is to provide documents about financial affairs and conditions of production and management according to Party B's requirement, including, but not exclusively, the chart of assets liabilities of the last quarter and the profit and loss by the end of the last quarter (income and expenditure chart for enterprises), which are provided to Party B within twenty work days in the first month of every quarter. Party A is also to provide the chart of cash circulation of the year at the end of the year, and to be responsible for the authenticity, integrity and validity of the documents;

                  ii. Party A is to utilize the loans according to the contract without any supplanting or embezzlement of the loans;

                  iii. Party A is to cooperate actively with and accept self-consciously Party B's examination and supervision of its production, management, financial activities, and the application of loans in the contract;

                  iv. Party A is to repay the principal and interest on time according to the contract;

                  v. Before completely repaying the principal and interest of the loans from Party B, Party A and its investors are not to remove the loans or transfer assets in order to avoid the liabilities to Party B;

                  vi. Party A is not to guarantee for the third party with the assets formed by the loans in this contract without first obtaining the consent of Part B;

                  vii. During the period of this contract, Party A is to notify Party B in written form to obtains the authorization if Party A intends to guarantee for others' liabilities which may affect its repaying capability in this contract;

                  viii. Party A is to provide Party B with authorized ways of guarantee in time if the guarantor of this contract partly or completely loses its capability of guarantee for the loans due to production closedown, out of business, registration logout, license revocation, bankruptcy, discharge or losses in operation, or the reduction of values, accidental destruction and losses of mortgages and pledges guaranteed for the loans in the contract;


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

                  ix. During the period of the contract, Party A is to inform Party B in time if Party A changes its name, the juristic person (principal), address, business scope or registered assets;

                  x. During the period of the contract, Party A is to inform Party B in written form ninety days in advance for authorization if Party A has contracts, lease, changes in the joint-stock system, pools, incorporation, annexation, abruption, joint venture, application for shutout coordination, for disbandment and for bankruptcy, which may affect the realization of the creditor's rights. Party A is also to fulfill the repayment and guarantee of the loans in the contract;

                  xi. During the period of this contract, Party A is to inform Party B in written form immediately if Party A has production shutdown, out of business, registration logout, license revocation, if the juristic person or principal breaks the law, if it is involved in significant lawsuits, if severe difficulties occur in production and management, and if the financial status deteriorates, which may cause adverse effects to the obligation of repayment in the contract. Party A is also to fulfill the repayment and guarantee of the loans in the contract;

                  xii. Party A is to undertake the expenditures of lawyers, insurance, evaluation, registration, safekeeping, authentication, notarization and so on related to the guarantee in the contract and items of the contract.

                  Item Nine Party B's Rights and Obligations

                  I.    Party B's Rights

                  i. Party B has the right to know Party A's activities of production, management and financial affairs, and to demand Party A to provide documents about planned statistics, financial accountant charts and so on;

                  ii. Party B has the right to deduct any funds of Party A's account at China Construction Bank as for any repayment that Party A should give to Party B in this contract.


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                  II.   Party B's Obligations

                  i. Party B is to release the loans on time according to the contract, except for delays on Party A's side;

                  ii. Party B is to classify the financial documents and commercial classified information concerning production and management that Party A provides, except those stipulated by laws and regulations.

                  Item Ten Responsibilities for Breach of Faith

                        I.    Instances of Breach of Faith

                        i.    Party A's Breach of Faith

                        (i). Party A fails to provide authentic, integrate and valid documents about financial affairs, production and management and so on according to Party B's requirement;

                        (ii). Party A fails to utilize the loans according to the agreement;

                        (iii). Party A fails to repay the principal and interest on time;

                        (iv). Party A refuses or interrupts with Party B's examination and supervision on the application of the loans;

                        (v). Party A transfers the assets and removes the loans to avoid the liabilities;

                        (vi). Party A fails to repay the liabilities on time due to the deteriorating business and financial status, or is or is to be involved in significant lawsuits, arbitration or other legal entanglements, which, according to Party B, may have affected the rights of Party B in this contract;

                        (vii). Party A's liabilities may have affected the fulfillment of its obligations to Party B in the contract;

                        (viii). Party A fails to fulfill other due liabilities to the Construction Bank;


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

                        (ix). During the period of the contract, Party A carries out changes in business methods or mechanism like contracts, lease, incorporation, annexation, joint venture, abruption, pool and changes in the joint-stock system, which, according to Party B, may have affected or damaged its rights in the contract;

                        (x). Other instances which, according to Party B, may affect the realization of the creditor's rights;

                        (xi). Party A violates other obligations in the contract.

                        ii. If the following cases occur to the guarantor and Party A fails to provide a new guarantee required by Party B, then Party A violates the contract:

                              (i)   The guarantor has contracts, lease,
                                    incorporation, annexation, joint venture, abruption, pool and changes in the joint-stock system, bankruptcy, discharge and so on, which may affect the guarantor's responsibility for guarantee.

                              (ii) The guarantor provides guarantee beyond its capability to the third party;

                              (iii) The guarantor loses or may lose its
                                    guarantee ability;

                              (iv) Other instances of breach on the guarantors for the guarantee of the contract.

                        iii. If the following cases occur to the mortgager and Party A fails to provide a new guarantee required by Party B, then Party A violates the contract:

                        (i). The mortgager fails to transact insurances for mortgaged property according to the requirement of Party B, or fails to dispose insurance compensation after the insured accidents according to the mortgage contract;

                        (ii). The mortgager fails to dispose insurance compensation according to the mortgage contract for the damage, losses and reduction of values of mortgaged property due to the conducts of the third party;

                        (iii). The mortgager donates, transfers, rents, mortgages repeatedly, relocates or disposes the mortgaged property in other ways without obtaining written authorizations from Party B;


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

                        (iv). The mortgager fails to dispose the funds from transacting mortgaged property according to the mortgage contract after obtaining Party B's consent;

                        (v). The damage, losses and reduction of values of mortgaged property may affect the repayment of liabilities in this contract, but the mortgager fails to restore the value of mortgaged property in time or to provide other guarantees authorized by Party B;

                        (vi). Other instances of breach on the mortgagers in the mortgage contract.

                        iv. If the following cases occur to the pledgor and Party A fails to provide a new guarantee required by Party B, then Party A violates the contract:

                        (i). The pledgor fails to transact insurances for pledged property according to the requirement of Party B, or fails to dispose insurance compensation after the insured accidents according to the pledge contract;

                        (ii). The pledgor fails to dispose damage compensation according to the pledge contract for the damage, losses and reduction of values of pledged property due to the conducts of the third party;

                        (iii). The pledgor fails to dispose the funds from transacting pledged property according to the pledge contract after obtaining Party B's consent;

                        (iv). The damage, losses and reduction of values of pledged property may affect the repayment of liabilities in this contract, but the pledgor fails to restore the value of pledged property in time or to provide other guarantees authorized by Party B;

                        (v). Other instances of breach on the pledgors in the pledge contract.

                        iv. If the guarantee contract or other ways of guarantee are ineffective, invalid or discharged, or if the guarantor partly or wholly loses the guarantee capability or refuses to fulfill the obligation to guarantee, and if Party A fails to provide a new guarantee according to the requirement of Party B, then Party A violates the contract.


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

                        II.   Responding Methods to Breach of Faith

                        If the instances of breach of faith from i to iv occur, Party B has the right to conduct one or several of the following privileges:

                        i. Stop the release of loans; announce that the loans are about to mature, and demand Party A to repay immediately all the principal, interest and expenses in the contract.

                        ii. Take liquidated damages from Party A for 0.05 percent of the principal.

                        iii. If Party A fails to utilize the loans according to the contract, take interest of the embezzled money according to the regulations of People's Bank of China.

                        iv. Before the period of the loans, take compound interest of the un-repaid interest in time according to the prescribed methods of interest rate and interest settlement in Item Four of the contract.

                        v. As for past due loans, take interest and compound interest of the un-repaid principal and interest from Party A (including part of or the whole overdue principal and interest declared by Party
                              B), according to the prescribed methods of interest settlement of overdue interest rate at People's Bank of China and in this contract. The overdue loans are those which Party A fails to repay on time or which Party A fails to repay according to the repayment plan in this contract.

                        vi. Deduct any funds of Party A's account at China Construction Bank.

                        vii. Demand Party A to provide a new guarantee for all the liabilities in the contract according to the requirement of Party B.


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

                        viii. Fulfill the right to guarantee.

                        ix.   Annul the contract.

                        Item Eleven Other Agreements

                        I.    _____________;

                        II.   _____________;

                        III.  _____________;

                        IV.   _____________;

                        Item Twelve Settlement of Disputes in the Contract

                        Disputes in the fulfillment of the contract can be settled through negotiation. If negotiation fails, the following first method can be applied:

                        I.    Implead at Party B's local people's court.

                        II. Appeal to the ____Arbitration Committee (the place for arbitration is ___). Arbitrate according to valid arbitrating regulations at the application for arbitration. The result of arbitration is final and has sanctions on both parties.

                        During the period of lawsuit or arbitration, undisputed items in the contract are to be fulfilled.

                        Item Thirteen Contract to Take Effect

This contract is to be signed by the juristic person (principal) or authorized agency and sealed with cachets (if Party A is the natural person, he only needs to sign it). It is also to be signed by the principal or authorized agency for Party B, and sealed with cachets;

                        Item Eighteen There are eight copies of this contract.

      Item Nineteen Declared Clauses

I. Party A should be familiar with the business and authorization scopes of Party B;


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II.   Party A has read all the items of the contract and paid special attention to the items in bold letters in the contract. According to the requirement of Party A, Party B has made elaborations on some items in the contract. Party A should be familiar with the meaning of the items of the contract and the legal consequences.


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